Amedisys Fourth Quarter and Year End 2020 Earnings Call Supplemental Slides February 25, 2021 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Q4 and Year End 2020 Results

A Look Back

FY 2020 Accomplishments



Outstanding Outcomes for Our Patients
Amedisys Care Centers and Clinical Team
CLINICAL DISTINCTION
EMPLOYER OF CHOICE
OPERATIONAL EXCELLENCE & EFFICIENCY
DRIVING GROWTH

Clinical Distinction

- Maintained at least 95% of all Home Health care centers achieving 4.0+ Quality of Patient Care star score
- **Outperformed industry** on all hospice item set (HIS) quality metrics
- Expanded care centers on Medalogix Touch and Care products **to all Home Health care centers**

Employer of Choice

- Ended the year with **overall voluntary turnover of 18.3%**
- Focused our turnover efforts to drive down early exits, enabling us to focus on hiring and retaining the right talent. We **reduced our early exit rate by 6%** over 2019, **ending 2020 at 11.9%**

Operational Excellence and Efficiency

- Grew EBITDA by 21% from $225.3M in 2019 to **$273.5M in 2020**
- Expanded consolidated **EBITDA margin 170 bps to 13.2% (FY'20)**
- Delivered **$289M in cash flow from operations**

Driving Growth

- Home Health **total volume grew +2%** despite impact of pandemic (+6% in 2H'20)
- Hospice **total ADC grew to ~13,081 from ~11,164** (~17%) via organic & inorganic growth
- Acquired Aseracare Hospice (closed 6/1/20) during the pandemic
- Expanded innovative nation-wide Personal Care network partnerships

4

Our Key Areas of Focus

Strategic areas of focus and progress made during Q4'20

1 Organic Growth

- **Home Health***: Total same store admissions +6%, Total same store volume +5%
- **Hospice**: Admissions +15%
- **Personal Care**: Billable hours / quarter -17% driven by impact of COVID-19. Personal Care Network drove ~$3.5M revenue to Home Health and Hospice via care coordination

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Current total voluntary turnover ~18.3%
- Focus on reduction of clinical turnover with emphasis on "early exits"

3 Clinical Initiatives

- Quality: Amedisys Oct'20 release STARS score of 4.33 (SHP: 4.5 STARS)
- 95% of care centers at 4+ Stars in the Oct'20 Release
- 44 Amedisys care centers rated at 5 Stars in the Oct'20 Release
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.5% (vs. 42.5% in 4Q'19 and 46.7% in 3Q'20)
  - Current PTA Ratio: 50.9% (vs. 44.7% in 4Q'19 and 49.6% in 3Q'20)

5 M&A

- ~$650 million invested in Hospice segment since Feb. 2019
  - 4 acquisitions
  - ~6,000 ADC
  - 106 care centers
  - ~5,000 employees
- Active and full pipeline

6 Regulatory

- 2021 Final Home Health industry rule net +1.9% increase
  - No-Pay RAP effective 1/1/21
- 2021 Final Hospice industry rule net +2.4% increase (effective 10/1/20)
- Jan. 12, 2021 – CMS announced intent to expand Home Health Value Based Purchasing pilot through rulemaking with an implementation date no earlier than Jan. 1, 2022
- Expansion of sequestration suspension through 3/31/21

**Note: Home Health same store volume is defined as admissions plus recertifications*

5

Expanding and executing on 2020 initiatives extends to our key focus areas for 2021 and beyond. Preparing for outsized growth, continued M&A industry disruption / consolidation, integration of new assets and close-to-core innovations will be our areas of focus Optimize current PCL Business, Operationalize the Network M&A & Integration of All Hospice Assets & Anticipated Home Health assets PDGM Growth Acquisitions to deliver incremental ~$25M EBITDA Build infrastructure needed for care coordination Thrive under payment reform Consistent, above market growth in all three lines of business Amedisys 2021 Initiatives Clinical Excellence, Employer of Choice, Ops. Excellence Our foundational strategies – our core which drives outsized growth Selective Innovations Select, close-to-core initiatives including: SNF @ Home, Palliative Care, Telemedicine

Highlights and Summary Financial Results (Adjusted): 4Q 2020[1]

Home Health total same store volume +5%, total same store admissions +6%; Hospice same store admissions +15%

4Q'20 — Amedisys Consolidated

- Revenue Growth: +10%
- EBITDA: $78M (+50%)
- EBITDA Margin: 14% (+380 bps)
- EPS: $1.49 (+59%)

amedisys

4Q'20 — Balance Sheet & Cash Flow

- Net debt: $195.9M
- Net Leverage ratio: 0.7x
- CFFO: $65.9M (FY: $289.0M)
- Free cash flow [4]: $60.6M
- DSO: 40.2 (vs. Q4'19 of 40.9)
- Revolver availability: $470.2M

4Q'20 — Home Health

Same Store [2][3]:

- Total Volume: +5%
- Total Admissions: +6%

Other Statistics:

- Revenue per Episode[6]: $2,906 (+1.9%)
- Total Cost per Visit: $100.69 (+6.8%)
- Medicare Recert Rate: 35.2%

4Q'20 — Hospice

Same Store Volume [3]:

- Admissions: +15%
- ADC: flat

Other Statistics:

- Revenue per Day: $160.72 (+4.8%)
- Cost per day: $81.45 (-2.0%)

4Q'20 — Personal Care

Growth Metrics [5]:

- Billable hours/quarter: -17%
- Clients served: -18%

4Q'20 — Adjusted Financial Results[1]

$ in Millions, except EPS	4Q19	4Q20	FY 2019	FY 2020
Home Health	316.1	329.4	1,256.4	1,249.2
Hospice	164.6	203.9	623.2	750.1
Personal Care	20.0	17.4	82.0	72.2
Total Revenue	**$ 500.7**	**$ 550.7**	**$ 1,961.6**	**$ 2,071.5**
Gross Margin %	*41.0%*	*45.5%*	*41.4%*	*44.6%*
Adjusted EBITDA	**52.2**	**78.1**	**225.3**	**273.5**
	10.4%	*14.2%*	*11.5%*	*13.2%*
Adjusted EPS	**$0.94**	**$1.49**	**$4.40**	**$6.11**
Free cash flow [4]	**$72.4**	**$60.6**	**$192.8**	**$273.5**

1. *The financial results for the three-month periods and years ended December 31, 2019 and December 31, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Includes acquisitions.*
6. *Medicare sequestration suspended 5/1/20*

7

Our Revenue Sources: 4Q'20

Amedisys Consolidated Revenue


3.2%
37.0%
59.8%
Home Health
Hospice
Personal Care

Home Health Revenue


19.5%
11.2%
69.3%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.1%
94.9%
Medicare FFS
Private

- **Home Health**: 320 care centers; 33 states & DC
- **Hospice**: 180 care centers; 35 states
- **Personal Care**: 14 care centers; 3 states
- **Total AMED: 514 care centers; 39 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care. Generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

8

Home Health and Hospice Segment (Adjusted) – 4Q 2020(1)

Home Health total volume growth +5%; Hospice Admit Growth +15%

HOME HEALTH			Year Ended	
$ in Millions	4Q19	4Q20	2019	2020
Medicare	215.1	228.3	859.2	847.3
Non-Medicare	101.0	101.1	397.2	401.9
Home Health Revenue	**$316.1**	**$329.4**	**$1,256.4**	**$1,249.2**
Gross Margin %	*39.3%*	*44.2%*	*40.0%*	*43.5%*
Pre-Corporate EBITDA (2)	**$48.1**	**$65.2**	**$205.0**	**$236.7**
	15.2%	*19.8%*	*16.3%*	*19.0%*

Operating Statistics				
Same Store Growth (3)(4)				
Total Volume	4%	5%	5%	2%
Total Admissions	4%	6%	7%	1%
Medicare Revenue per Episode (5)	$2,852	$2,906	$ 2,853	$ 2,836
Medicare Recert Rate	36.1%	35.2%	36.0%	36.9%
Total Cost per visit	$94.26	$100.69	$91.15	$95.59

HOSPICE			Year Ended	
$ in Millions	4Q19	4Q20	2019	2020
Medicare	156.6	193.5	592.6	710.0
Non-Medicare	8.0	10.5	30.6	40.1
Hospice Revenue	**$164.6**	**$203.9**	**$623.2**	**$750.1**
Gross Margin %	*45.8%*	*49.3%*	*46.4%*	*48.3%*
Pre-Corporate EBITDA (2)	**$37.6**	**$52.7**	**$152.0**	**$187.4**
	22.8%	*25.8%*	*24.4%*	*25.0%*

Operating Statistics				
Admit growth - same store (4)	1%	15%	4%	6%
ADC growth - same store (4)	8%	0%	7%	1%
ADC	11,660	13,793	11,164	13,081
Avg. discharge length of stay	100	102	98	99
Revenue per day (net)	$153.43	$160.72	$152.94	$156.69
Cost per day	$83.13	$81.45	$81.95	$81.02

Home Health Highlights

- Revenue per Episode up 1.9% (sequestration suspension benefit $5M)
- Y/Y CPV up $6.43 (+6.8%, primarily due to raises effective 8/1, an increase in contractor utilization and new hire pay, and lower visit volumes)
- Visits per Episode decreased 2.8

Hospice Highlights

- Same store admit growth +15%
- Net revenue per day +4.8% (sequestration suspension benefit $3M, excluding acquisitions); +2.4% Hospice rate update effective 10/1/20
- Q4'20 Acquisition Contribution:
  - Revenue: $31.5M
  - Segment EBITDA: $5.2M ($3.5M net of corporate)

1. *The financial results for the three-month periods and years ended December 31, 2019 and December 31, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period.*
4. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Average Medicare revenue per completed episode for the three-month period and year ended December 31, 2020 reflects the transition to PDGM effective Jan. 1, 2020 and the suspension of sequestration effective May 1, 2020.*

9

General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue increased 90 basis points ($21 million) Year over year G&A increase due to our acquisitions (~$11M = Hospice segment ~$9M; Corporate segment ~$2M), raises, incentive accruals, higher health insurance costs, the addition of business development resources and care center administrative staff and investments related to PDGM, partially offset by lower travel and training spend Total G&A as a percentage of revenue decreased 70 bps sequentially The financial results for the three-month periods ended December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impacted by COVID-19, acquisitions, incentive compensation accruals and investments to drive volume growth 10

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

YOY Total CPV impacted by planned wage increases, higher contractor utilization and new hire pay and lower volumes resulting from COVID-19

Components	4Q19	3Q'20	4Q'20	YoY Variance	Detail	Initiatives
Salaries	$64.18	$64.81	$66.09	$1.91	YoY increase due to planned wage increases, shift in visit mix and fixed costs (training, PTO, etc.) on lower visits, partially offset by optimization of discipline mix. Sequential increase due to higher relatively fixed pay of newly hired staff at the beginning of their ramp to full productivity and one additional month of raises	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$2.72	$3.69	$5.08	$2.36	YOY and Sequential increase driven by additional staffing needs due to COVID-19, turnover and growth	Focused efforts on filling positions with full-time clinicians
Benefits	$12.45	$12.59	$12.98	$0.53	YoY and Sequential increase primarily due to health insurance. YoY reflects relatively flat health cost over lower visit volumes.	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.47	$6.85	$7.16	$0.69		
***Visiting Clinician CPV**	**$85.82**	**$87.94**	**$91.31**	**$5.49**		
Clinical Managers	$8.44	$8.91	$9.38	$0.94	Fixed cost associated with non-visiting clinicians. YoY increase driven by lower visit volumes and planned wage increases.	Unit cost reduced as volume increases
Total CPV	$94.26	$96.85	$100.69	$6.43		

**Note: Direct comparison with industry competitors CPV calculation*

Cost Per Visit (CPV)



$100.00
$75.00
$50.00
$25.00
$85.82
$87.94
$91.31
4Q19
3Q20
4Q20
Salaries
Contractors
Benefits
Transportation

amedisys

11

Driving Top Line Growth Home Health growth remains strong. Hospice admissions very strong but ADC lagging due to shorter lengths of stay as a result of higher death rate. Personal Care billable hours impacted by COVID-19 Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter

Hospice ADC Experience Increased deaths and patients delaying care driven by COVID-19 concerns impacted ADC growth (top left). Though average discharge length of stay increased year over year, median discharge length of stay was significantly down while both percentage of discharges 14 days or less and 7 days or less sharply increased (top right). Positive trends entering 2021 as total admits are outpacing total discharges and total deaths are trending down (bottom graphs) Q4 2019 Q4 2020 Total Avg. Length of Stay 100 102 Total Median Length of Stay 28 23 Total % of Discharges: 14 days or less length of stay 36.7% 41.5% Total % of Discharges: 7 days or less length of stay 23.6% 28.4% Hospice Census Statistics

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, EHC and BKD Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Quality of Patient Care 4.28 4.27 4.26 4.33 Entities at 4+ Stars 88% 86% 86% 92% Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Patient Satisfaction Star 3.97 3.71 3.79 4.28 Performance Over Industry +6% +6% +6% +7% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the Oct 2020 HHC preview with 92% of our providers (representing 95% of care centers) at 4+ Stars and 61% of our providers (representing 65% of care centers) at 4.5+ Stars 26 Amedisys providers (representing 44 care centers) rated at 5 Stars in the Oct 2020 HHC preview. CMS will hold the Oct 2020 HHC data constant (i.e., freeze the data) until the Jan 2022 HHC release.

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Hospice Compare HIS and CAHPS reporting currently “frozen” and will resume reporting in Feb 2022

Debt and Liquidity Metrics ~Net leverage ~0.7x Net debt defined as total debt outstanding ($217.7M) less cash ($21.8M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($273.5M). Liquidity defined as the sum of cash balance and available revolving line of credit. Cash per 12/31/20 10-K less Provider relief fund advance (~$60M)

Cash Flow Statement Highlights (1) Q2, Q3 and Q4 include benefit of payroll tax deferral (COVID-19 relief) of approximately $20M, $18M and $17M respectively. Q4 also includes ~$15M in additional tax payments related to treatment of CARES Act funds. Total payroll tax deferral of ~$55.4M due back as ~$27.7M in December 2021 and ~$27.7M in December 2022. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.

2021 Guidance

Amedisys 2021 Preliminary Guidance Note: Adjusted numbers are ex-CARES Act funds *EPS: Inclusive of $0.72 income tax benefit related to executive stock option exercise Revenue, EBITDA and EPS guidance ranges for FY 2021 2020 Actual Performance 2021 Guidance Revenue Adjusted EBITDA $274M $2,072M Adjusted Earnings per Share $6.11* $315M - $325M $2,275M – 2,315M $6.25 - $6.47

2021 Guidance Considerations

First half performance to be impacted by Hospice ADC challenges, assumes recovery and growth as detailed on slide 22

Amedisys Consolidated

- **Tax rate ~26%**
- **Cash tax rate ~15%**
- Diluted share count **~33.4 million shares**
- Capital Expenditures **~$6-$8 million**
- Salary increase **~2% - 3%**
- Benefits increase **~14%** *(9% growth / headcount, 5% pricing / claims costs)*
- Overall **~$10 million** investment in business development resources
- **Excludes future acquisitions, related integration costs and potential share repurchase**

Home Health

- **Total same store admission growth: ~9%**
- Continued investment in business development staffing to support growth **~$4 million**
- Continued focus on Quality of Care (Stars and Acute Care Hospitalization rates)
- +1.9% rate increase
  - **$12M rate net of sequestration**

Hospice

- **Total same store admission growth: ~18%**
- Addition of business development resources to support ADC growth ~ **$6 million**
- All closed acquisitions to contribute incremental **~$25M EBITDA**
- +2.4% rate increase
  - **$8M rate net of sequestration**

Personal Care

- **Total billable hours growth: ~10%**

2021 Investments

- **Total Investments in business of ~$15M**
  - Innovations & Projects ($10M) – spend related to PDGM, business development initiatives, innovations projects (SNF @ Home, telehealth and palliative care), IT security and automation
  - De Novos ($5M) – Expansion of de novo program

21

2021 Hospice ADC Projection Hospice ADC was building entering Q4’20. Revised projections have ADC returning to pre-Q4 ADC forecast exiting 2021 ADC impact developed in late Q4 AseraCare Acquisition